UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 25, 2004

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events

Hornbeck Offshore Services, Inc. (NYSE:HOS) announced today that two of its inside directors, Christian G. Vaccari and Richard W. Cryar, have resigned from the Board, effective immediately. The decision this week of Messrs. Vaccari and Cryar is consistent with their previous indication in July of 2002 of their intent to resign as directors of the Company upon the successful completion of the Company’s initial public offering and was therefore not completely unexpected. With the potential of their future resignations in mind, Hornbeck Offshore added two new directors in October 2002. David A. Trice, President and Chief Executive Officer of Newfield Exploration Company, and Patricia B. Melcher, President of Allegro Capital Management, Inc., both of whom qualify as independent directors under the NYSE listing requirements, were added at that time.

Additional information is included in the Company’s press release dated May 25, 2004, which is attached hereto as Exhibit 99.1.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Press Release, dated May 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: May 25, 2004	By:	/s/ James O. Harp, Jr.

James O. Harp, Jr.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 25, 2004

4